EXHIBIT 10.1

AMENDMENT TO LICENSE AGREEMENT (UM97-14)	CONFIDENTIAL

The original "License Agreement," executed 11-Jul-2008, defined "Heat Biologics, Inc." as the LICENSEE. An "Assignment and Assumption Agreement" was executed 26-Jun-2009 to transfer licensee rights and responsibilities related to the original "License Agreement" from Heat Biologics, Inc. to Heat Biologics I, Inc. In accordance with the language of the original "License Agreement," this amendment refers to "Heat Biologics, Inc." as the LICENSEE. However, it is mutually understood that the rights and responsibilities assigned to Heat Biologics, Inc. fall to Heat Biologics I, Inc., regardless of the LICENSEE signatory's designated affiliation.

This amendment is entered into and made effective as of the last signature date below. University of Miami ("University"), a Florida non-profit Corporation, having offices at 1951 NW 7th Avenue, Suite 300, Miami, FL 33136 and Heat Biologics, Inc. ("Heat"), a Delaware corporation, whose principal place of business is 801 Capitola Drive, Durham, NC 27713 agree that the "License Agreement" executed 11-Jul-2008 for the technology identified as UM97-14 (also known as UMSS-114) is amended as follows:

Section 8.1(e) is replaced in with:

"In addition to all other payments required under this Agreement, LICENSEE agrees to pay LICENSOR a milestone payment in the amount of five hundred thousand dollars ($500,000) upon approval of an NOA for a lung cancer vaccine covered by Patent Rights."

LICENSOR and LICENSEE mutually agree and confirm that other than the amendment to Section 8.1(e), all other provisions of the License Agreement remain in full force and effect.

The License Agreement, as amended by this Amendment and all active amendments, contains the entire agreement between the parties hereto. This Amendment may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed in its name and on its behalf.

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